                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Report of Independent Accountants
                                     PAGE 7

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                    PAGE 10

                            Statement of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 19

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment          [GRAPH]

                                                              GPR GENERAL PROPERTY SECURITIES    ALPINE INT'L REAL ESTATE EQUITY
                                                                        INDEX-GLOBAL               FUND CL Y SHARES EQUITY FUND
                                                              -------------------------------    -------------------------------
                                                                                           (DOLLARS)
10/31/90                                                                  10000.00                           10000.00
4/30/91                                                                   10532.00                           11436.00
10/31/91                                                                  10564.00                           10553.00
4/30/92                                                                    9626.00                           10223.00
10/31/92                                                                   9831.00                           10789.00
4/30/93                                                                   11807.00                           13933.00
10/31/93                                                                  13684.00                           18910.00
4/30/94                                                                   14499.00                           17007.00
10/31/94                                                                  14818.00                           16458.00
4/30/95                                                                   14167.00                           13966.00
10/31/95                                                                  14469.00                           14864.00
4/30/96                                                                   16194.00                           16826.00
10/31/96                                                                  17232.00                           15787.00
4/30/97                                                                   17103.00                           14619.00
10/31/97                                                                  16148.00                           16662.00
4/30/98                                                                   15425.00                           19591.00
10/31/98                                                                  13956.00                           16649.00
4/30/99                                                                   15271.00                           18878.00
10/31/99                                                                  14103.00                           17013.00
4/30/00                                                                   13905.00                           15992.00
10/31/00                                                                  14449.00                           16432.00

Past performance is not predictive of future results. Investment returns and principal value of the Alpine International Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The GPR General Property Securities Index Global is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies. The index reflects the performance of property companies with a market capitalization of more than 50 million US dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. An investor cannot invest directly in an index.

                   COMPARATIVE ANNUAL TOTAL RETURNS AS OF 10/31/00
                                                       1 YEAR    5 YEARS    10 YEARS+
-------------------------------------------------------------------------------------
Alpine Class Y                                         (3.42)%    2.02%       5.09%
Alpine Class A (4.75%)*                                (8.29)%    0.82%       4.46%
Alpine Class B (5.00%)**                               (9.17)%    0.68%       4.54%
-------------------------------------------------------------------------------------
GPR General Property Securities Index--Global           2.45%    (0.03)%      3.75%

     * REPRESENTS MAXIMUM SALES LOAD.
    ** REPRESENTS MAXIMUM REDEMPTION FEE.

 + Performance of Class A and Class B shares prior to their inceptions on 2/10/95 and 2/8/95 respectively, represents performance of Class Y shares, which commenced operations on 2/1/89.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

Dear Investor:

     We are pleased to present the Annual Report to Shareholders of the Alpine International Real Estate Equity Fund (the "Fund"). For the fiscal year ended October 31, 2000, your Fund Class Y Shares declined in value by -3.42% due in large part to foreign currency weakness, particularly the Euro that lost -20.26%. This compares with a 2.45% return for the GPR General Property Securities Index -- Global(1) (the "GPR Index"), which has a high weighting in the U.S. In contrast, during this period, U.S. Dollar assets ranged from 8.0% to 18.0% of the Fund. Of note, only three currencies, the South Korean Won, the Israeli Shekel, and the Brazilian Real gained against the U.S. Dollar.

     Significant gains in the many of the portfolio's investments were masked by both currency weakness and generally mixed performances among the World's equity markets as the global Techno-Media-Telecom ("TMT") stock bubble deflated. The continuing influence of long standing investment themes including demographic patterns, structural trends, further global integration and shareholder democracy has created the opportunity for increased Merger and Acquisition ("M&A") activity. Your Fund benefited from eleven (11) such deals during the fiscal year, as well as positive real estate fundamentals.

     The prospect of an economic slowdown in the U.S. should shift investor's focus first towards Europe and then towards emerging markets in Asia and Latin America where the business cycle is years behind America. Hence the growth potential of rents and values should be greatest abroad.

RELATIVE PERFORMANCE

     Despite lagging this year, the long-term record of the Fund remains superior to its benchmark GPR General Property Securities Index -- Global, with respective five and ten-year annualized returns of 2.02% and 5.09% vs. -0.03% and 3.75%. Nonetheless, the overall sector has not generated significant returns since 1993, when the Alpine International Real Estate Equity Fund gained over 51%. The sector has subsequently been plagued by slow economic growth outside of the U.S., mixed country specific property share gains and losses which often offset each other, and greater investor interest in other industries or sectors. While the 1990's could be characterized as a period of American economic and geopolitical dominance, we believe the pendulum may be shifting back toward a more global focus, such as we last witnessed in the 1980's. Similarly, the late 1990's emphasis on growth may be superceded by a premium on earnings visibility and relative stability. These themes were discussed in detail in last February's Alpine View 2000, which is still available at www.ALPINEFUNDS.com.

ECONOMIC TRENDS

     As the primary driver of real estate demand, economic growth is a major focus in Alpine's investment process. We believe the surprising strength of the U.S. economy during 2000 should provide 5.0% growth. Despite a rapid slowdown into early next year, we believe the economy will still average 2.8% in 2001. We expect the relatively cheap currencies of Europe should minimize the slowdown from 3.5% this year to perhaps 3.0% in 2001. Asian growth of 3.5% this year and poten-

---------------

(1) The GPR General Property Securities Index -- Global (the "GPR Index") is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies. The index reflects the performance of property companies with a market capitalization of more than 50 million US dollars. It is constructed on a total return basis with immediate reinvestment of all dividends.
    ----------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

    GEOGRAPHICAL            SECTOR DISTRIBUTION*
    DISTRIBUTION*
                            [SECTOR DISTRIBUTION
    [GEOGRAPHICAL                PIE GRAPH]
  DISTRIBUTION PIE
       GRAPH]

ASIA              19.5%     RETAIL          18%
SOUTH AMERICA      4.7%     INDUSTRIAL       3%
NORTH AMERICA     38.8%     OTHER            3%
EUROPE            37.0%     OFFICE          37%
                            RESIDENTIAL     19%
                            LODGING         20%


tially 2.8% next year, will still be held back by the anemic performance of the giant Japanese economy, but could grow by 4.0% to 7.0% across the smaller countries. Currently we would expect 2002 to be somewhat more robust, but this will depend in part on future levels of global financial liquidity, which should remain below '98 and '99 levels.

REAL ESTATE MARKETS

     Over the past couple of years, property rents and prices, have been strongest in the major financial and population centers of San Francisco, Boston and New York in the U.S., as well as Dublin, Stockholm, Paris and Madrid. London's West End, Barcelona, Milan and Amsterdam have also shown solid growth, while Frankfurt, Zurich, Singapore and Hong Kong appear to be accelerating from depressed levels. Several Asian, Latin American and Eastern European markets remain mixed in flat to declining trends. New supply may impact Dutch, Belgium, Irish, Polish and Japanese markets but otherwise appears acceptable for most cities. Barring any significant economic deterioration, rents should continue to grow in most other cities, albeit at more moderates rates than the past two years.

REAL ESTATE STOCK PERFORMANCE

     For much of the prior two years property stocks appeared far less attractive than Technology, Media and Telecom (TMT) related equities. However, during the fiscal years second half, investors focus shifted. They began to realize that there was a large arbitrage between private market property values and oversold public real estate stocks. In Europe in particular this resulted in a number of M&A transactions of which The Alpine International Real Estate Equity Fund enjoyed a healthy share. Of the eleven companies in which the Fund held a position prior to successful takeover during the fiscal year, the four Spanish, two Canadian, one Dutch, one American and one Swedish transactions were discussed in the semi-annual. In addition, during the fiscal year fourth quarter, the Fund's long term holding in prime Parisian office owner IMMEUBLES DE FRANCE was bought by apartment owner Simco in an effort to increase exposure to

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

the more favorable office sector. By contrast, in Sweden, the apartment landlord ANDERS DIOS AB was taken private by a pension fund which valued its high exposure to the stable university town of Uppsala.

     Common characteristics among these eleven M&A deals typically included either premier or unique assets in growing cities, strong market positions, a strategic fit with the acquirer, and undervalued share prices prior to the bid. While only a third of the Fund's portfolio is owned for its potential bid appeal, these same characteristics are common to most of our investments. Especially during this phase of slowing global growth and economic uncertainty, we believe that investing in quality and/or unique assets at attractive discounts to both current market prices and replacement costs is increasingly attractive. The highly visible and stable earning power of most commercial property is a characteristic, which has become even more important to investors in the wake of the bursting of the TMT growth bubble.

PORTFOLIO ADJUSTMENTS*

     Changes in the Fund's portfolio composition reflect a balance among both short and long term risks and opportunities based on our understanding of economic prospects, real estate fundamentals, and equity market valuations. Major changes over the fiscal year reflect reduced Asian exposure from 24.0% to 19.2% of the portfolio and an increase in cash to 3.2% from fully invested. Notable adjustments include reducing Japan from 10.1% to 5.0% over our concern that rent growth will remain stagnant as a spike in office supply looms in the near future. Investments in Singapore were reduced from 5.1% to 1.5%, as property market profitability appears to be moderating. Philippine exposure was increased from 1.0% to 2.9% as this year's -51.0% property sector decline and -22.0% peso devaluation have returned prices to early nineties recession levels. The potential impeachment of President Estrada may provide a powerful catalyst to reinvigorate market sentiment and then the economy.

     The Fund's Canadian and U.S. holdings are still first and second in size at 19.0% and 14.8%, however Spain was reduced from third to fifth (11.2% to 8.6%) by M&A activity, bringing France to third at 11.5% and Sweden to fourth at 9.4%, up from 3.0% last year. Tight office and housing markets in and around Stockholm influenced this increase along with strong performance of the Fund's investments there, including two takeovers.

     Overall, the portfolio distribution by sector fluctuated somewhat during the year, but remained consistent at the beginning and end of the year. Retail shops at 18.0%, Residential at 19.0%, Lodging at 20.0%, and Industrial at 3.0% were all within a few percent of last years level while Office exposure rose from 31.0% to 37.0%. On a market by market basis, local distinctions by property type are important, however on a global basis we find less logic in relying on such top down criteria, so we focus on broad macro measures and then the individual company prospects.

TOP TEN HOLDINGS* AS OF 10/31/00

       1.  Alexander's, Inc.                         5.89%       6.  TK Development                            4.41%
       2.  Bentall Corp.                             5.35%       7.  Clublink Corp.                            4.25%
       3.  JM AB                                     5.34%       8.  Societe Du Louvre                         3.85%
       4.  Starwood Hotels & Resorts Worldwide,      4.51%       9.  Inmobilaria Colonial SA                   2.99%
           Inc.
       5.  Kiwi Development Trust                    4.44%      10.  Unibail                                   2.74%

  Percentages based on net assets

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

OUTLOOK

     We anticipate that over the next year the Fund will become more exposed to the currently depressed markets of Asia and Central Europe, with reduced positions in North America. This anticipates a slowdown in the U.S. leading to lower interest rates to stimulate "old economy" businesses and help stabilize poorly financed "new economy" ventures. Such a "soft landing" for the economy should prolong the U.S. business cycle with moderate growth for the next few years. In contrast, the economies of continental Europe are still in a less mature growth phase of the business cycle while countries in Southeast Asia, Eastern Europe and Latin American are in or approaching a recovery phase. Thus, barring major economic disruption, we would anticipate significant liquidity flows to these countries which in turn should fuel expansion in currency, capital and property markets over the next few years. This would be compelling since, property shares in many countries are trading at significant discounts to underlying property values as well as historic relative valuations.

     Thus, we are increasingly optimistic for the medium and long-term prospects of the Fund's investment universe. Nonetheless, short-term volatility may be pronounced as the capital markets work through the global backwash from "new economy" companies around the world having their bubbles burst. However, distress for some can create opportunities for others and we believe the market's evolution will continue to bring investors' focus back to the attributes which property has traditionally provided.

     Thank you for your continued support and interest. Please note www.ALPINEFUNDS.com for special updates as well as ALPINE VIEW 2001.

                                            Sincerely,

                                            SAMUEL A. LIEBER SIGNATURE
                                            Samuel A. Lieber
                                            CEO/Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

International investing involves increased risk and volatility.

Past performance is no guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

BISYS Fund Services L.P. distributes the Alpine International Real Estate Equity Fund.

For more complete information on the International Real Estate Equity Fund, including fees, expenses and sales charges please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
Alpine Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alpine International Real Estate Equity Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 31, 2000

--------------------------------------------------------------------------------

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2000

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS & WARRANTS -- (94.0%)
                            ASIA -- (19.2%)
                        Hong Kong -- (3.3%)
   310,000   Harbour Centre Development....  $   206,697
   150,000   Hong Kong Land Holdings
               Ltd. .......................      277,500
   430,000   Kerry Properties Ltd. ........      493,471
                                             -----------
                                                 977,668
                                             -----------
                            Japan -- (5.0%)
   138,000   Diamond City Co. Ltd. ........      404,446
   100,410   Kansai Sekiwa Real Estate Co.
               Ltd. .......................      298,877
    80,000   Sankei Building Co. Ltd. .....      265,967
    28,000   Tachihi Enterprise Co.
               Ltd. .......................      533,400
                                             -----------
                                               1,502,690
                                             -----------
                      New Zealand -- (4.4%)
 1,552,145   Kiwi Development Trust (b)....    1,324,358
                                             -----------
                      Philippines -- (2.9%)
 2,000,000   Ayala Land, Inc. .............      156,408
 4,000,000   Filinvest Land, Inc. (b)......       84,460
 5,000,000   Metro Pacific Corp. (b).......       47,900
13,625,000   SM Development Corp. .........      186,468
 5,000,000   SM Prime Holdings, Inc. ......      391,020
                                             -----------
                                                 866,256
                                             -----------
                        Singapore -- (1.5%)
   625,000   Hersing Corp. Ltd. ...........      126,392
   353,000   Marco Polo Developments
               Ltd. .......................      329,783
                                             -----------
                                                 456,175
                                             -----------
                         Thailand -- (2.1%)
   105,000   Central Pattana Public Co.
               Ltd. .......................       69,231
   178,600   Dusit Thani Public Co. Ltd.
               (b).........................       81,212
   400,000   Saha Pathana Inter-Holding
               Public Co. Ltd. ............      427,433
   195,000   Sammakorn Public Co. Ltd.
               (b).........................       41,231
                                             -----------
                                                 619,107
                                             -----------
                                               5,746,254
                                             -----------
                          EUROPE -- (36.4%)
                          Denmark -- (4.4%)
    39,865   TK Development................    1,316,616
                                             -----------
                          Finland -- (1.3%)
   116,400   Sponda Oyj....................      379,864
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS & WARRANTS, CONTINUED:
EUROPE, CONTINUED:
                          France -- (11.5%)
    15,000   Accor SA......................  $   606,490
   600,000   Euro Disney SCA...............      294,981
     6,500   Klepierre.....................      523,421
     8,436   Simco Guaranteed Value
               Certificates (b)............       42,189
    20,725   Societe Du Louvre.............    1,150,668
     6,142   Unibail (b)...................      817,379
                                             -----------
                                               3,435,128
                                             -----------
                           Norway -- (1.2%)
   133,000   Choice Hotels Scandinavia
               ASA.........................      371,821
                                             -----------
                            Spain -- (8.6%)
    75,000   Inmobiliaria Colonial SA......      891,299
    50,710   Inmobiliaria Ubris SA (b).....      202,025
    25,000   Metrovacesa SA................      337,787
    50,000   NH Hoteles SA.................      563,684
   100,000   Vallehermoso SA (b)...........      565,379
                                             -----------
                                               2,560,174
                                             -----------
                           Sweden -- (9.4%)
    65,000   Castellum AB..................      690,889
    30,000   Drott AB, Class B.............      351,807
    70,000   JM AB, Class B................    1,592,862
    13,600   Tornet Fastighets AB..........      180,524
                                             -----------
                                               2,816,082
                                             -----------
                                              10,879,685
                                             -----------
           NORTH & SOUTH AMERICA -- (38.4%)
                        Argentina -- (2.8%)
   289,647   IRSA Inversiones y
               Representaciones............      608,385
    10,897   IRSA Inversiones y
               Representaciones SA, GDR....      226,794
                                             -----------
                                                 835,179
                                             -----------
                          Canada -- (19.0%)
   136,400   Bentall Corp. ................    1,598,678
   100,700   Boardwalk Equities, Inc.
               (b).........................      781,343
   291,100   Clublink Corp. (b)............    1,267,529
   498,100   Dundee Realty Corp. (b).......      456,603
   103,300   H&R Real Estate Investment
               Trust.......................      771,080
    51,000   Trizec Hahn Corp. ............      761,813
                                             -----------
                                               5,637,046
                                             -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

                        SECURITY                MARKET
  SHARES              DESCRIPTION                VALUE
----------   ------------------------------   -----------
COMMON STOCKS & WARRANTS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
                           Mexico -- (1.8%)
    70,000   Grupo Posadas SA, Class A
               (b).........................   $    50,470
   715,000   Grupo Posadas SA, Class L
               (b).........................       500,564
                                              -----------
                                                  551,034
                                              -----------
                   United States -- (14.8%)
    23,000   Alexander's, Inc. (b).........     1,758,062
    23,800   Crown American Realty Trust...       135,363
    19,300   Excel Legacy Corp. (b)........        47,044
    23,500   Frontline Capital Group, Inc.
               (b).........................       334,875
   174,500   MeriStar Hotels & Resorts,
               Inc. (b)....................       414,438
    20,000   Standard Pacific Corp. (b)....       375,000
    45,400   Starwood Hotels & Resorts
               Worldwide, Inc..............     1,344,974
                                              -----------
                                                4,409,756
                                              -----------
                                               11,433,015
                                              -----------
             Total Common Stocks &
               Warrants....................    28,058,954
                                              -----------

                        SECURITY                MARKET
  SHARES              DESCRIPTION                VALUE
----------   ------------------------------   -----------
         MISCELLANEOUS SECURITIES -- (1.1%)
    19,000                                    $   324,250
                                              -----------
           SHORT-TERM INVESTMENTS -- (3.2%)
                    United States -- (3.2%)
   949,266   SSGA U.S. Government Money
               Market Fund.................       949,266
                                              -----------
             Total Short-Term
               Investments.................       949,266
                                              -----------
             Total Investments (Cost
               $33,550,451) (a) 98.3%          29,332,470
             Other assets in excess of
               liabilities  1.7%                  521,481
                                        ----  -----------
             TOTAL NET ASSETS 100.0%          $29,853,951
                                        ----   ----------
                                        ----   ----------

---------------

Forward Currency Contracts:

                                                                 DELIVERY    CONTRACT    CONTRACT VALUE
                                                     POSITION      DATE       PRICE      (U.S. DOLLARS)    DEPRECIATION
                                                     --------    --------    --------    --------------    ------------
Japanese Yen.......................................  Short       01/18/01     107.93       $1,880,464        $(4,050)
                                                                                                             -------
Net unrealized depreciation on forward currency
  contracts........................................                                                          $(4,050)
                                                                                                             -------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.....................  $ 3,120,653
         Unrealized depreciation.....................   (7,338,634)
                                                       -----------
         Net unrealized depreciation.................  $(4,217,981)
                                                       ===========

(b) Non-income producing securities.

GDR -- Global Depository Receipts

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS:
  Investments, at value (cost $33,550,451).................. $29,332,470
  Foreign currency, at value (cost $868,864)................     935,237
  Unrealized appreciation on forward currency contracts.....         767
  Dividends receivable......................................       5,151
  Receivable for investment securities sold.................   3,094,846
  Receivable from investment advisor........................      12,253
  Reclaim receivable........................................      27,372
  Prepaid expenses and other assets.........................      11,264
                                                              ----------
     Total assets...........................................  33,419,360
                                                              ----------
LIABILITIES:
  Payable for investment securities purchased...............   3,486,281
  Unrealized depreciation on forward currency contracts.....       4,050
  Accrued expenses and other liabilities:
     Investment advisory fees...............................      25,684
     Administration fees....................................       5,203
     Distribution fees......................................         131
     Other..................................................      44,060
                                                              ----------
     Total liabilities......................................   3,565,409
                                                              ----------
NET ASSETS.................................................. $29,853,951
                                                              ==========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............  $      235
  Additional paid-in-capital................................  35,143,972
  Undistributed net investment income.......................       4,050
  Accumulated net realized losses from foreign exchange
     transactions and investments...........................  (1,131,966)
  Unrealized depreciation from foreign exchange transactions and investments........................................  (4,162,340)
                                                              ----------
     TOTAL NET ASSETS....................................... $29,853,951
                                                              ==========
NET ASSET VALUE
  Class A Shares
     Net assets of $160,731 / 12,706 shares outstanding.....  $    12.65
                                                              ==========
     Offering price (based on sales charge of 4.75%)........  $    13.28
                                                              ==========
  Class B Shares*
     Net assets of $112,865 / 9,284 shares outstanding......  $    12.16
                                                              ==========
  Class Y Shares
     Net assets of $29,580,355 / 2,324,231 shares
     outstanding............................................  $    12.73
                                                              ==========

---------------

* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
  Interest..................................................  $  5,380
  Dividends (net of foreign withholding taxes of $71,753
     )......................................................   408,278
                                                              --------
     Total income...........................................              $   413,658
                                                                          -----------
EXPENSES:
  Investment advisory fees..................................  $313,249
  Administration fees.......................................   136,927
  Distribution fees -- Class B..............................     1,023
  Distribution fees -- Class C*.............................       242
  Shareholder servicing fee -- Class A......................       586
  Shareholder servicing fee -- Class B......................       341
  Shareholder servicing fee -- Class C*.....................        81
  Custodian fees............................................    55,780
  Fund accounting fees......................................    13,443
  Interest expense from line of credit......................   104,499
  Legal fees................................................    49,295
  Transfer agent fees.......................................    22,925
  Trustees' fees and expenses...............................    10,169
  Other.....................................................   109,543
                                                              --------
Total expenses before reimbursement.........................                  818,103
                                                                          -----------
  Expenses reimbursed by investment advisor.................                  (64,879)
                                                                          -----------
     Net expenses...........................................                  753,224
                                                                          -----------
Net investment loss.........................................                 (339,566)
                                                                          -----------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized losses from foreign exchange transactions and
     investments............................................                 (487,590)
  Net change in unrealized depreciation from foreign
     exchange transactions and investments..................                 (325,192)
                                                                          -----------
Net realized/unrealized (losses) from investments...........                 (812,782)
                                                                          -----------
Change in net assets resulting from operations..............              $(1,152,348)
                                                                          ===========

---------------

* Class C shares were merged into Class A Shares effective April 30, 2000.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
OPERATIONS:
  Net investment income/loss................................    $  (339,566)        $     86,770
  Net realized gains/(losses) from foreign exchange
     transactions and investments...........................       (487,590)           1,908,001
  Net change in unrealized depreciation from foreign
     exchange transactions and investments..................       (325,192)          (1,169,584)
                                                                -----------         ------------
  Change in net assets resulting from operations............     (1,152,348)             825,187
                                                                -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A shareholders:
     From net investment income.............................           (320)                  --
     Tax return of capital..................................            (42)                  --
  Distributions to Class Y shareholders:
     From net investment income.............................       (105,270)             (37,658)
     Tax return of capital..................................        (13,900)                  --
                                                                -----------         ------------
  Change in net assets resulting from distributions to
     shareholders...........................................       (119,532)             (37,658)
                                                                -----------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
     Proceeds from shares sold..............................      6,276,488            9,270,528
     Proceeds from shares issued in connection with exchange
       from Class C.........................................         71,192                   --
     Dividends reinvested...................................        115,753               36,449
     Cost of shares redeemed................................     (8,971,346)         (11,799,836)
     Cost of shares redeemed in connection with exchange to
       Class A..............................................        (71,192)                  --
                                                                -----------         ------------
       Change in net assets from shares of beneficial
          interest transactions.............................     (2,579,105)          (2,492,859)
                                                                -----------         ------------
  Total change in net assets................................     (3,850,985)          (1,705,330)
                                                                -----------         ------------
NET ASSETS:
  Beginning of period.......................................     33,704,936           35,410,266
                                                                -----------         ------------
  End of period.............................................    $29,853,951         $ 33,704,936
                                                                ===========         ============

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

1.   ORGANIZATION:

     Alpine International Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay distribution fees. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund. Class C shares were merged into Class A shares effective April 30, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, will be valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. All the assets in the portfolio are held as collateral for the Committed Line. As of October 31, 2000, the Trust had an unused Committed Line balance of $3,828,006.

     E. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (i.e. reclass of Section 988 gain/loss, reclass to ordinary income, return of capital, capital loss carryover). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

     investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of October 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                            ACCUMULATED
                                                  ACCUMULATED          NET REALIZED (LOSSES)
                                                 NET INVESTMENT           FROM INVESTMENT
                                                     INCOME                TRANSACTIONS
                                                 --------------        ---------------------
International Real Estate Equity.............       $600,303                 ($482,695)

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     H. FOREIGN EXCHANGE TRANSACTIONS:

     The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of
     Operations:

        i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

     I. RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

     interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     J. FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterpart is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 2000            OCTOBER 31, 1999
                                            -----------------------    ------------------------
                                             SHARES       AMOUNT        SHARES        AMOUNT
                                            --------    -----------    --------    ------------
    CLASS A
      Shares sold.........................     6,244    $    80,765      10,912    $    150,123
      Shares issued in connection with
         exchange from Class C............     5,084         71,192          --              --
      Shares issued in reinvestment of
         dividends........................        28            360          --              --
      Shares redeemed.....................   (24,417)      (308,630)    (13,322)       (187,553)
                                            --------    -----------    --------    ------------
      Net change..........................   (13,061)      (156,313)     (2,410)        (37,430)
                                            --------    -----------    --------    ------------
    CLASS B
      Shares sold.........................       591          7,310       1,743          24,854
      Shares redeemed.....................    (7,180)       (88,401)     (5,438)        (72,924)
                                            --------    -----------    --------    ------------
      Net change..........................    (6,589)       (81,091)     (3,695)        (48,070)
                                            --------    -----------    --------    ------------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 2000            OCTOBER 31, 1999
                                            -----------------------    ------------------------
                                             SHARES       AMOUNT        SHARES        AMOUNT
                                            --------    -----------    --------    ------------
    CLASS C
      Shares sold.........................        --    $        --       3,916    $     51,362
      Shares redeemed.....................        --             --     (10,964)       (145,203)
      Shares redeemed in connection with
         exchange to Class A..............    (5,276)       (71,192)         --              --
                                            --------    -----------    --------    ------------
      Net change..........................    (5,276)       (71,192)     (7,048)        (93,841)
                                            --------    -----------    --------    ------------
    CLASS Y
      Shares sold.........................   473,251      6,188,413     628,545       9,044,189
      Shares issued in reinvestment of
         dividends........................     8,897        115,394       2,728          36,449
      Shares redeemed.....................  (659,735)    (8,574,316)   (802,649)    (11,394,156)
                                            --------    -----------    --------    ------------
      Net change..........................  (177,587)    (2,270,509)   (171,376)     (2,313,518)
                                            --------    -----------    --------    ------------
      Total net change....................  (202,513)   $(2,579,105)   (184,529)   $ (2,492,859)
                                            ========    ===========    ========    ============

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $23,331,539 and $27,935,040, respectively, for the fiscal year ended October 31, 2000.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the fiscal year ended October 31, 2000, amounts earned by BISYS LP pursuant to the Fund's Class A, Class B and Class C shares Distribution Plans were $586, $1,364 and $323, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     During the fiscal year ended October 31, 2000, BISYS LP earned no commission on sale of shares.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                OCTOBER 31, 2000

     Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

                YEAR OF REDEMPTION                     CDSC
                ------------------                     ----
First..............................................     5%
Second.............................................     4
Third and Fourth...................................     3
Fifth..............................................     2
Sixth..............................................     1

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provide investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee of 1.00% based on the Fund's average daily net assets.

     BISYS LP is the Fund's Distributor. BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund's Administrator, Transfer Agent and Dividend Disbursing Agent. In return for these services, BISYS LP and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum of $250,000 annually from the Trust. The shortfall in fees between those calculated based on Fund's average daily net assets and annual minimum is being reimbursed voluntarily by the investment adviser.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     As of October 31, 2000 the Fund has net capital loss carryforward of $159,741 and $972,223 which will be available through the years 2003 and 2008 respectively, to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

     For corporate shareholders, 3.89% of the total ordinary income distributions paid during the fiscal year ended October 31, 2000, qualify for the corporate dividend received deduction.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------
                                              2000(a)     1999(a)      1998     1997(a)     1996(a)
                                              --------    --------    ------    --------    --------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........   $13.15      $12.90     $12.94     $12.28      $11.58
                                               ------      ------     ------     ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)..............    (0.17)      (0.01)     (0.05)     (0.06)       0.06
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions and
     investments............................    (0.31)       0.26       0.01       0.72        0.64
                                               ------      ------     ------     ------      ------
  Total from investment operations..........    (0.48)       0.25      (0.04)      0.66        0.70
                                               ------      ------     ------     ------      ------
LESS DISTRIBUTIONS:
  Net investment income.....................    (0.02)         --         --         --          --
  Tax return of capital.....................       --(b)       --         --         --          --
                                               ------      ------     ------     ------      ------
  Total distributions.......................    (0.02)         --         --         --          --
                                               ------      ------     ------     ------      ------
NET ASSET VALUE END OF YEAR.................   $12.65      $13.15     $12.90     $12.94      $12.28
                                               ======      ======     ======     ======      ======
TOTAL RETURN (EXCLUDES SALES CHARGES).......    (3.69)%      1.94%     (0.31)%     5.40%       6.00%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........   $  161      $  339     $  363     $  336      $  721
  Ratio of expenses to average net assets...     2.67%       2.32%      2.04%      2.10%       1.79%
  Ratio of net investment income/(loss) to
     average net assets.....................    (1.35)%      0.00%     (0.26)%    (0.47)%      0.40%
  Ratio of expenses to average net
     assets(c)..............................      N/A         N/A        N/A       2.10%        N/A
  Ratio of expenses to average net
     assets(d)..............................     2.88%       2.32%      2.04%      2.19%       2.97%
  Ratio of interest expense to average net
     assets.................................     0.33%        N/A        N/A       0.03%       0.03%
  Portfolio turnover(e).....................       72%         31%        82%        44%         25%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) Distribution per share was less than $0.005.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------
                                              2000(a)     1999(a)      1998     1997(a)     1996(a)
                                              --------    --------    ------    --------    --------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........   $12.72      $12.57     $12.69     $12.14      $11.53
                                               ------      ------     ------     ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)..............    (0.27)      (0.11)     (0.10)     (0.15)      (0.13)
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions and
     investments............................    (0.29)       0.26      (0.02)      0.70        0.74
                                               ------      ------     ------     ------      ------
  Total from investment operations..........    (0.56)       0.15      (0.12)      0.55        0.61
                                               ------      ------     ------     ------      ------
NET ASSET VALUE END OF YEAR.................   $12.16      $12.72     $12.57     $12.69      $12.14
                                               ======      ======     ======     ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGES)..................................    (4.40)%      1.19%     (0.95)%     4.50%       5.30%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........   $  113      $  202     $  246     $  213      $  134
  Ratio of expenses to average net assets...     3.38%       3.08%      2.80%      2.82%       2.56%
  Ratio of net investment income/(loss) to
     average net assets.....................    (2.09)%     (0.79)%    (0.95)%    (1.23)%     (1.03)%
  Ratio of expenses to average net
     assets(b)..............................      N/A         N/A        N/A       2.81%        N/A
  Ratio of expenses to average net
     assets(c)..............................     3.59%       3.08%      2.80%      2.90%      14.45%
  Ratio of interest expense to average net
     assets.................................     0.33%        N/A        N/A       0.03%       0.03%
  Portfolio turnover(d).....................       72%         31%        82%        44%         25%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------
                                           2000(a)    1999(a)     1998     1997(a)    1996(a)
                                           --------   --------   -------   --------   --------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR........  $ 13.23    $ 12.96    $ 12.97   $ 12.31    $ 11.59
                                           -------    -------    -------   -------    -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)...........    (0.14)      0.03       0.01     (0.03)      0.01
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions and
     investments.........................    (0.31)      0.25      (0.02)     0.71       0.71
                                           -------    -------    -------   -------    -------
  Total from investment operations.......    (0.45)      0.28      (0.01)     0.68       0.72
                                           -------    -------    -------   -------    -------
LESS DISTRIBUTIONS:
  Net investment income..................    (0.04)     (0.01)        --     (0.02)        --
  Tax return of capital..................    (0.01)        --         --        --         --
                                           -------    -------    -------   -------    -------
  Total distributions....................    (0.05)     (0.01)        --     (0.02)        --
                                           -------    -------    -------   -------    -------
NET ASSET VALUE END OF YEAR..............  $ 12.73    $ 13.23    $ 12.96   $ 12.97    $ 12.31
                                           =======    =======    =======   =======    =======
TOTAL RETURN.............................    (3.42)%     2.19%     (0.08)%    5.50%      6.20%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)......  $29,580    $33,097    $34,646   $35,234    $47,502
  Ratio of expenses to average net
     assets..............................     2.40%      2.08%      1.78%     1.82%      1.62%
  Ratio of net investment income/(loss)
     to average net assets...............    (1.08)%     0.24%      0.04%    (0.21)%     0.11%
  Ratio of expenses to average net
     assets(b)...........................      N/A        N/A        N/A      1.82%       N/A
  Ratio of expenses to average net
     assets(c)...........................     2.60%      2.08%      1.78%     1.90%      1.67%
  Ratio of interest expense to average
     net assets..........................     0.33%       N/A        N/A      0.03%      0.03%
  Portfolio turnover(d)..................       72%        31%        82%       44%        25%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                      [This Page Intentionally Left Blank]

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219

                                 [ALPINE LOGO] ALPINE

                                     INTERNATIONAL
                                      REAL ESTATE
                                      EQUITY FUND

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
 122 East 42nd Street, 37th floor
        New York, NY 10168
           (212)687-5588

                                          -----------------------------------
                                          ANNUAL REPORT
                                          OCTOBER 31, 2000

                                          This material must be preceded or
                                          accompanied by a current prospectus.
(12/00)